LORD ABBETT BOND DEBENTURE FUND

Supplement dated March 28, 2014 to the Summary Prospectus dated May 1, 2013

References throughout the Fund’s Summary Prospectus are amended to reflect the following changes, which will take effect on May 1, 2014:

•	The Class A share 12b-1 fee will be reduced from an annual rate of 0.35% to 0.20% of the Fund’s average daily net assets.

•	The Class C share 12b-1 fee will be reduced so that the Fund will pay a blended fee rate calculated based on (1) 1.00% of the average daily net assets on shares held for less than one year and (2) 0.80% of the daily net assets on shares held for one year or more. All Class C shareholders of the Fund will bear Rule 12b-1 fees at the same rate.

•	The Fund’s maximum Class A front-end sales charge will be reduced from 4.75% to 2.25%.

Please retain this document for your future reference.